Cash Distribution	6 Months Ended
Jun. 30, 2019
Dividend Restrictions
Cash Distribution

11. Cash Distribution

In March 2019, the Company made a one‑time cash distribution totaling approximately $5.1 million to its then‑sole stockholder, GC Palomar Investor LP, enabling it to distribute funds to its partners, including Genstar Capital, in order to allow such partners to satisfy tax obligations incurred as a result of the Domestication transactions.